SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2016

ODENZA CORP.

(Exact name of Registrant as specified in its charter)

NEVADA	000-54301	NONE
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Lot 10, Jalan Waja 16, Kawasan Perusahaan,
42500 Telok Panglima Garang,
Selangor, Malaysia

(Address of principal executive offices, zip code)

Tel: (603) 3122 2526
Fax: (603) 3122 2570

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ODENZA CORP

Form 8-K

Current Report

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

As of April 29, 2016, Dato’ Lim Kah Chuan resigned from the positions with the Company, including that of President, Chief Executive Officer, Secretary and Chairman of the Board of Director s of the Company. The resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Dato’ Lim Kah Chuan has been the President, Chief Executive Officer, Secretary and Chairman of the Board of Director s of the Company since May 28, 2015.

As of April 29, 2016, Mr. C.K. Lee resigned from the positions with the Company, including that of Chief Financial Officer, Treasurer and Director. The resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. C.K. Lee has been the Chief Financial Officer, Treasurer and Director of the Company since February 4, 2013.

As of April 29, 2016, Tan Sri Barry Goh Ming Choon was appointed as the new Company’s President, Chief Executive Officer, Treasurer, Secretary and Chairman of the Board of Directors of the Company (the “Board”).

The biography for the new officers and director of the Company is set forth below:

TAN SRI BARRY GOH MING CHOON, 52, is the President, Chief Executive Officer, Treasurer, Secretary and Chairman of the Board of Directors of the Company. Mr. Barry Goh is the founder of B&G Capital Resources Berhad (“BGCR”) which he started in 1994. BGCR has served as the principal contractor to TNB, one of the largestgovernment link companies in Malaysia. BGCR provides assistance as an independent contractor with power transmission, power distribution, architecture, and building construction. In 1999, Mr. Barry Goh expanded BGCR to include advisory services for design and manufacturing of building components, civil engineering, and infrastructure.

In 2005 Mr. Barry Goh expanded his business into property development into 22 developer companies under the brand “MCT 1999”, which is recognized in both Malaysian and international markets. His current focus is on the domestic market.Mr. Barry Goh also established Kingsley International Education Group to provide a holisticeducation and 5-star school facilities at an affordable price.

Mr. Barry Goh served as President, Chief Executive Officer, Secretary from February 4, 2013 to May 28, 2015. Mr. Barry Goh serves as Chief Operating Officer of the Company since May 28, 2015.

Mr. Barry Goh is the President of the Alumni Association of Tunku Abdul Rahman College where he graduated in 1991.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODENZA CORP

Date: April 29, 2016	By:	/s/ TAN SRI BARRY GOH MING CHOON

TAN SRI BARRY GOH MING CHOON
Chief Executive Officer, Principal Executive Officer,
President and Director